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Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the quarter ending June 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald E. Steen, Chairman of the Board and Chief Executive Officer of United Surgical Partners International, Inc. (the "Company"), hereby certify that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ DONALD E. STEEN Donald E. Steen Chairman of the Board and Chief Executive Officer August 8, 2003

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF UNITED SURGICAL PARTNERS INTERNATIONAL, INC. PURSUANT TO 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002